Company Presentation January 2017 Exhibit 99.1

Safe Harbor Statement This document contains forward-looking statements, as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, about Ignyta, Inc. (“us” or the “Company”). Statements that are not purely historical are forward-looking statements. These include statements regarding, among other things: Ignyta’s corporate and scientific vision and goals, including our ability to reduce the size of tumors and to eradicate residual disease; the clinical and/or non-clinical data or plans underlying entrectinib or any of our other development programs; our ability to design and conduct development activities for entrectinib and our other development programs; our ability to develop or access companion diagnostics for our product candidates; our ability to obtain and maintain intellectual property protection for our product candidates; our ability to adequately fund our development programs; our ability to obtain regulatory approvals in order to market any of our product candidates; and our ability to successfully commercialize any approved products. Forward-looking statements involve known and unknown risks that relate to future events or the Company’s future financial performance, some of which may be beyond our control, and the actual results could differ materially from those discussed in this document. Accordingly, the Company cautions investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, this document. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements, include, among others, the potential for results of past or ongoing clinical or non-clinical studies to differ from expectations or previous results; the interpretation of data from our clinical and non-clinical studies; our ability to initiate and complete clinical trials and non-clinical studies; regulatory developments; the potential advantages of our product candidates; the markets any approved products are intended to serve; and our capital needs; as well as those set forth under the headings “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the Company’s Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 14, 2016, and similar disclosures made in the Company’s Form 10-Q filings and other SEC filings and press releases. The forward-looking statements contained in this document represent our estimates and assumptions only as of the date of this document, and we undertake no duty or obligation to update or revise publicly any forward-looking statements contained in this document as a result of new information, future events or changes in our expectations. Third-party information included herein has been obtained from sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by, and should not be construed as a representation by, the Company.

Key Company Highlights Robust pipeline of molecularly targeted therapies Entrectinib: Achieved ORR of 79% in patients with TRK, ROS1 or ALK fusion-positive extracranial disease (n = 24) and achieved both complete and durable responses in patients with CNS disease in Ph 1 studies RXDX-105: Now a 2nd targeted therapy program with strong clinical proof-of-concept, achieving a preliminary ORR of 56% (n = 9) in patients with RET fusion-positive solid tumors in Ph 1/1b study RXDX-106: Promising preclinical efficacy both as an immunomodulator and as a targeted therapy Integrated approach to Rx/Dx development CAP-accredited, CLIA-certified, QSR-compliant diagnostic lab with multi-modality assays Internal Dx allows Ignyta to illuminate the molecular drivers of cancer and quickly advance the most appropriate molecularly targeted therapies to address them Multiple near-term catalysts to drive value Utilizing basket study designs for resource-efficient clinical development plans to generate multiple clinical data readouts in next 12 months, while building long-term value for patients and stockholders Experienced leadership team Breadth and depth of expertise in clinical/preclinical development, regulatory affairs, commercial, and other key technical and business disciplines

Leadership Team Brings to Ignyta Experience from Leading Organizations and Institutions Jonathan Lim, M.D. Chairman, CEO & Co-Founder Former Chair, CEO of Eclipse; CEO at Halozyme; McKinsey; NIH post-doc at Harvard/Dana Farber; Surgical resident at NYH-Cornell/Memorial Sloan Kettering; Board member at UC San Diego Moores Cancer Center. Former Senior Director of Business Development at Fate Therapeutics; Director of BD at Halozyme; Marketing at Neurocrine; L.E.K. Consulting; Shire (TKT); Harvard Business School. Former Vice President at TPG Capital; McKinsey; Marshall Scholar at Oxford University; UCLA Medical School; Harvard Business School. Former VP, Product Differentiation/VP, Drug Product Design/VP, Pharmaceutical Development, in addition to numerous other leadership roles at Pfizer. Former General Counsel at Genoptix (a Novartis company); Cooley LLP; Scripps Research Institute; USC Law School; USC Medical School. Former VP of Corporate and Business Development at Foundation Medicine; Exec Dir of BD and Sr. Director of Marketing at Halozyme; IMS Health, Deloitte Consulting; London Business School. Former CMO at Fate; VP, Clin. Dev. at Kalypsys; CMO at Kanisa; VP, Clin. Dev. at Salmedix; Sr. Director of Medical Research at Biogen Idec; MD, MS at Harvard; Residency, MGH; Oncology, Dana Farber. Zachary Hornby Chief Operating Officer Jacob Chacko, M.D. Chief Financial Officer Val Harding, Ph.D. SVP, Chemistry, Mfg. & Controls Christian Kuhlen, M.D. General Counsel Will McCarthy Chief Business Officer Pratik Multani, M.D. Chief Medical Officer

Robust Pipeline of Molecularly Targeted Therapies

Entrectinib: an Investigational, CNS-Penetrant TRK, ROS1, and ALK Inhibitor Most potent, orally available pan-TRK-inhibitor in clinical development; active against most known TRK-resistant mutants 30x more potent against ROS1 than crizotinib; high potency against ALK Designed to cross blood-brain barrier (BBB) to address primary brain tumors and secondary CNS metastases Demonstrated activity in more than a dozen model systems, representing different fusion partners and tumor histologies Target TRKA TRKB TRKC ROS1 ALK IC50* (nM) 1.7 0.1 0.1 0.2 1.6 * Biochemical kinase assay

In engineered Ba/F3 cells expressing rearranged NTRKs, entrectinib exhibits similar anti-proliferative potency (0.1-5 nM range) regardless of the identity of the fusion partners Entrectinib Is Highly Potent against All Tested NTRK Fusions

CNS Involvement in Solid Tumor Malignancy Note: 1Fokas et al, BBA - Reviews on Cancer 2013 2Chi et al, Cancers 2010 Brain metastases -20-40% of all patients with cancer -lung (up to 50%) -breast -melanoma Primary brain tumors -astrocytoma (NTRK2 fusions: 3%) -glioblastoma (NTRK1 fusions: 1-2%) -pediatric gliomas (NTRK3 fusions: 7%) Optimal therapy would proactively address both systemic and CNS disease

Entrectinib demonstrates significant BBB penetration in 3 mammalian species CNS penetration of entrectinib achieves tumor shrinkage and leads to a robust survival benefit in preclinical model of CNS tumors Entrectinib Was Specifically Designed to Cross the Blood-Brain Barrier to Address CNS Disease Brain/blood ratio: Mouse: 0.4 Rat: 0.6 – 1.0 Dog: 1.4 – 2.2 Mouse model of intracranial lung cancer tumors: 10 days of oral entrectinib treatment led to prolonged survival of 57 days vs. 34 days (p<5x10e-4)

Systemic Response to Entrectinib in 46 Year-Old Male with NSCLC with NTRK1 Fusion Baseline Day 26: - 47% response Day 317: - 79% response Source: Images courtesy of A. Shaw, MD, PhD and A. Farago, MD, PhD (MGH); Note: Individual results may not be representative of results in other patients.

Complete Response of All Brain Metastases in 46 Year-Old Male with NSCLC with NTRK1 Fusion Baseline (15-20 mets) Day 26 (CR) Day 155 (CR) CNS complete response persists at Day 317 Source: Images: Farago and Shaw, MGH Note: Individual results may not be representative of results in other patients.

Phase 1 Studies
Updated data as of March 7, 2016

ALKA-372-001

- Dosing: intermittent and continuous
- *NTRK1/ROS1/ALK* alterations
- Italy
- 54 patients

STARTRK-1

- Dosing: continuous
- *NTRK1/2/3*, *ROS1* or *ALK* alterations
- US, EU, Asia
- 65 patients

Total clinical experience: 119 patients
45 patients treated with RP2D*: 600 mg PO once daily

"Phase 2-eligible population": 25 patients

- *NTRK1/2/3*-, *ROS1*-, or *ALK*-rearranged solid tumor
- Naïve to prior TRK/ROS1/ALK inhibitors, as applicable
- Treated at or above RP2D*

Response Evaluation

- RECIST v1.1, locally assessed and confirmed: **24 patients**
- Volumetric assessment: **1 patient with primary brain tumor****

Note: * RP2D = Recommended Phase 2 Dose
** RECIST criteria not validated in primary brain tumors (FDA-AACR Brain Tumor Endpoints Workshop 2006)

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Treatment-Related Adverse Events at RP2D >10% incidence; grades according to NCI CTCAE v4.0 (≥10% incidence, grades per NCI CTCAE v4.0, data as of March 7, 2016) Adverse Events (AEs) at the RP2D (n=45) Adverse Event Term, n (%) Grades 1-2 Grade 3 Total Dysgeusia 21 (47) 21 (47) Fatigue/Asthenia 17 (38) 1 (2) 18 (40) Constipation 10 (22) 10 (22) Weight Increased 8 (18) 1 (2) 9 (20) Diarrhea 7 (16) 1 (2) 9 (18) Nausea 8 (18) 8 (18) Myalgia 7 (16) 7 (16) Paresthesia 7 (16) 7 (16) Dizziness 6 (13) 6 (13) Peripheral Sensory Neuropathy 4 (9) 2 (4) 6 (13) Anemia 2 (4) 3 (7) 5 (11) Dysphagia 4 (9) 1 (2) 5 (11) Vomiting 5 (11) 5 (11) No cumulative toxicity No renal toxicity No QTc prolongation No hepatic toxicity No AEs > Grade 4 All AEs reversible with dose modification

Entrectinib Pharmacokinetics Demonstrate 24-Hour Exposure Above IC90 with Once-Daily Dosing With continuous daily dosing, exposure increased in a dose proportional manner Plasma half-life is ~ 20-24 hours à compatible with QD dosing At RP2D (600 mg QD), the plasma protein binding corrected mean Ctrough is continuously above the IC90, which is correlated with complete tumor growth inhibition in NTRK xenograft models Dose reduction compatible with complete target coverage

Antitumor Activity in ALK and ROS1 Inhibitor-Naïve Patients with NTRK1/2/3, ROS1, or ALK Fusions

Best Response in TKI Treatment-Naïve *NTRK*-, *ROS1*-, and *ALK*-rearranged Tumors (n=24)



Maximum % Change from Baseline in Sum of Longest Diameters
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
NTRK
ROS1
ALK
PR
❖ 0% change

Fusion	Confirmed Responses (n)	ORR (%)
NTRK1/3	3/3	100%
ROS1	12/14	86%
ALK	4/7	57%

1 additional patient with NTRK+ glioneuronal tumor

- SD by RECIST (not validated for primary brain tumors*)
- 60% by exploratory 3-D volumetric assessment

Note: Data cutoff 07 March 2016
Source: * FDA-AACR Brain Tumor Endpoints Workshop 2006
NTRK-glioneuronal tumor: response by 3-D volumetric assessment courtesy of P. Brastianos MD, MGH

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Antitumor Activity in ALK and ROS1 Inhibitor-Naïve Patients with NTRK1/2/3, ROS1, or ALK Fusions



TKI Treatment-Naïve *NTRK*-, *ROS1*-, and *ALK*-rearranged Tumors (n=25)
NSCLC
NSCLC
NSCLC
NSCLC
NSCLC
NSCLC
NSCLC
MASC
NSCLC
Glioneuronal tumor
RCC
NSCLC
NSCLC
Melanoma
NSCLC
Unknown Primary
CRC
NSCLC
NSCLC
NSCLC
NSCLC
CRC
NSCLC
NSCLC
NSCLC
Time on Study (months)
0
3
6
9
12
15
18
21
24
27
30
NTRK
ROS1
ALK
ongoing
off study
time to response
progression by RECIST, continued due to clinical benefit

The median duration of response has not been reached (95% CI: 6 months, NR)

Note: Data cutoff 07 March 2016

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Images courtesy of A. Drilon, MD (MSKCC) 42F with salivary gland CA of the parotid (MASC), 1st diagnosed in March 2006 Prior therapies: surgery/EBRT, vinorelbine, carboplatin/paclitaxel, additional surgery, doxorubicin, crizotinib Partial Response in First Ever Cancer Patient with NTRK3 Fusion to be Treated with a Targeted TRK Inhibitor

Rapid Reduction of Bulky CNS Disease in 20 Month-Old Boy with Infantile Fibrosarcoma with NTRK3 Fusion Baseline Day 35 Patient not eating, progressively less active and more sleepy Patient eating, mobile (crawling), more alert Images courtesy of Heym (Cook Children’s)

STARTRK-1 Subject with ROS1 Fusion 8 Oct 2015 17 Nov 2015 59 year-old female patient in Korea with NSCLC with ROS1 fusion, refractory to five prior lines of therapy

Entrectinib: More Potent and CNS-Penetrant than Crizotinib Against ROS1 ROS1+ NSCLC patient treated with entrectinib Baseline Day 50 Images courtesy of MJ. Ahn, MD, Samsung Medical Center

STARTRK-2: Entrectinib Global, Phase 2 Pivotal Basket Study Solid Tumor Histologies Global Study: open at 100+ sites in 13 countries; ST-2 interim data (after consultation with FDA) + entrectinib commercial roadmap in 2Q17

Ignyta's Proprietary Trailblaze Pharos™ Assay Enables Enrollment into STARTRK-2 Clinical Study

Clinical Sites	Specimens	Ignyta Central Lab	Platform	Output



FFPE



TRAILBLAZE PHAROS™

CLIA

CE

CAP

EAP

RNA Prep

ARCHER

NGS



STARTRK-2
Trial Enrollment



Gene Fusions for
NTRK1, NTRK2, NTRK3, ROS1, ALK

Trailblaze Pharos™ has been granted an Investigational Device Exemption (IDE) and Expedited Access Pathway (EAP) by FDA

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RXDX-105 Is a VEGFR-Sparing, Potent RET Inhibitor with Demonstrated Clinical Activity in RET Molecular Alterations

Potency against RET & VEGFR

Target Kinase	IC_{50} (nM)
RET	0.33
CCDC6-RET	0.33
NCOA4-RET	0.41
PRKAR1A-RET	0.81
RET (M918T)	4.34
FLT1/VEGFR1	141
KDR/VEGFR2	258

- Sub-nanomolar to nanomolar biochemical potency against RET fusions and activating mutations
- Differentiated from broad multikinase inhibitors, with ~500x higher potency against RET than VEGFR *in vitro*
- Clinical exposures achieved for complete RET inhibition, while remaining significantly below those required for VEGFR inhibition

RXDX-105 is a potent *RET* inhibitor in Phase 1b;
Like entrectinib, targets molecularly defined patients

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Compelling Tumor Inhibition in a Variety of RET Fusion Patient-Derived Xenograft (PDX) Models RXDX-105 demonstrates strong anti-tumor activity in vivo, including tumor regression at clinically achievable exposures in several PDX models harboring clinically relevant RET fusions RXDX-105 induces regression in RET fusion driven PDX models in vivo

RET Is an Attractive Therapeutic Target due to Significant Prevalence and Increasing Testing

Frequency of RET alterations by histology

Histology	RET Fusions	RET Activating Mutations
Medulary Thyroid		63%
Papilary Thyroid	6%	
NSCLC	1-2%	
SCLC		<1%
Breast cancer	0.1%	
CML	<1%	
CRC	0.2%	
Myelofibrosis	<1%	

- RET is prevalent across multiple common tumors, including NSCLC
  - Up to 3k patients annually with RET fusion-positive metastatic NSCLC in the U.S.
- Detection rates for RET are increasing, especially in lung cancer, in line with NCCN guidelines
  - RET is listed as an emerging target in NCCN Guidelines
  - Included with ROS1, HER2, and BRAF as a key emerging biomarker in NSCLC

Source: Drilon, Lancet 2016; ACS; American Lung Association; NCCN Guidelines

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Preliminary RET Clinical Proof of Concept Was Observed in a Patient with RET M918T Medullary Thyroid Cancer in Phase 1 51M with Medullary Thyroid RET M918T Dose: 350 mg (fed) Prior therapies: vandetanib, cabozantinib, sorafenib, MGCD516 No prior PR/CR, but 30 months of SD on cabozantinib Response: First restaging scan (Cycle 2) showed a 38% decrease in target lesion (PR); response confirmed at Cycle 4 Patient continues to respond to RXDX-105 and is ongoing in Cycle 10 Baseline End of Cycle 2

Patients with RET molecular alterations, n Evaluable Ph 1b patients RET fusion NSCLC RET fusion mCRC RET mutated MTC RET mutated sarcoma Total (n = 12) RETi-naïve 7 1 -- -- 8 Prior RETi 2 -- 1 1 4 Patients with BRAF molecular alterations, n BRAF V600E Mutations mCRC* Other histologies BRAF Non-V600E Alterations Multiple histologies Total (n = 23) TKi-naïve 7 6 6 19 Prior TKi -- 4 -- 4 Separate by Solid Tumor Type and Molecular Alteration Other exploratory baskets (BRAF, NSCLC, SqCLC) RET+ Other histologies Medullary Thyroid NSCLC Total of 35 Patients in the Phase 1b Basket Study Had RET or BRAF Alterations Note: 36th treated patient in Ph 1b did not have a RET or BRAF alteration

Safety – Treatment-Related AEs Across Phase 1/1b Majority of AEs are reversible with dose modifications Toxicities commonly associated with VEGFR inhibition (e.g., hypertension or proteinuria) rarely observed * Includes one case of Grade 3 rash diagnosed as drug reaction with eosinophilia and systemic symptoms, in which the patient recovered with drug discontinuation, and one case of Grade 3 rash complicated by fatal alveolar hemorrhage * Most Common (>5%) Treatment-Related AEs in All Patients N= 91, N (%) Grade ≤2 Grade ≥3 Any Grade Rash* 20 (22) 8 (9) 28 (31) Fatigue 16 (18) 4 (4) 20 (22) Diarrhea 14 (15) 4 (4) 18 (20) Nausea 16 (18) 0 16 (18) Hypophosphatemia 7 (8) 6 (7) 13 (14) Vomiting 13(14) 0 13 (14) Muscle Spasms 12 (13) 0 12 (13) Decreased Appetite 9 (10) 0 9 (10) Erythema 7 (8) 0 7 (8) ALT increase 1 (1) 5 (6) 6 (7) Anemia 5 (6) 1 (1) 6 (7) AST increase 3 (3) 3 (3) 6(7) Hypokalemia 6(7) 0 6(7) Dysgeusia 5 (6) 0 5 (6) Note: Data as of November 1, 2016

Plasma Concentration-Time Profile for RXDX-105 Clinical exposures of RXDX-105 achieve target thresholds to inhibit RET, while remaining well below estimated threshold for VEGFR2 inhibition

RXDX-105 1b RET Baskets Separate by solid tumor type and molecular alteration Other exploratory baskets (BRAF, NSCLC, SqCLC) RET+ Other histologies Medullary Thyroid NSCLC Patients with RET molecular alterations, n Evaluable Ph 1b patients RET fusion NSCLC RET fusion mCRC RET mutated MTC RET mutated sarcoma Total (n = 12) RETi-naïve 7 1 -- -- 8 Prior RETi 2 -- 1 1 4

Waterfall Plot of Best Response to RXDX-105 in Ph 1/1b RET Inhibitor Naïve Patients with RET Fusion-Positive Solid Tumors



% change from baseline in target lesion size
60
40
20
0
-20
-40
-60
-80
-100
20
20*
0.3**
***
-10
-32
-52
-60
-77
-100
PR
CR
NSCLC
mCRC

RET Fusion	NCOA4-RET	RET fusion	KIF5B-RET	KIF5B-RET	PARD3-RET	CCDC6-RET	CCDC6-RET	EML4-RET	CCDC6-RET
DOT / DOR (months)	2.9 / --	1.8 / --	0.5 / --	4.3+ / --	2.6+ / --	6.6+ / 2+	7.5+ / 5+	8.0+ / 7+	8.1+ / 4+

Note: Includes 1 additional patient from Phase 1 with NCOA4-RET mCRC; all patients received a starting dose of 275mg or 350mg, po, QD, in the fed state; DOT = Duration of Treatment; DOR = Duration of Response

* FISH positive, NGS pending

** Early discontinuation due to AE

*** Unconfirmed PR

31

RXDX-105 Antitumor Activity in Ph 1/1b

Summary of Best Objective Response of RECIST-Evaluable, RET Inhibitor Naïve Patients with RET Fusion-Positive Solid Tumors in Ph 1/1b

Best Response	N = 9[a]	Histology
Complete Response	1	mCRC
Partial Response	3	NSCLC
Unconfirmed PR	1	NSCLC
Stable Disease	1	NSCLC
Progressive Disease	2[a]	NSCLC; mCRC[a]
Not Evaluable	1	NSCLC
Objective Response Rate[b]		
NSCLC RET fusions	**57%**	
mCRC RET fusions	**50%**	
All RET fusions	**56%**	

RXDX-105 Achieved Compelling Preliminary ORR of 56% in RET Inhibitor-Naïve Patients with RET Fusion-Positive Solid Tumors

[a]1 patient with RET fusion-positive mCRC was treated in Ph 1, in addition to the 8 patients treated in Ph 1b
[b]ORR includes patients who received at least 1 study scan (including one patient with a uPR) or discontinued RXDX-105 due to PD or AE

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Baseline Week 3 Newly diagnosed with EML4-RET fusion-positive NSCLC 48% tumor reduction after 3 weeks on RXDX-105 Patient continues to respond to RXDX-105 and is ongoing in Cycle 8 with 78% reduction in tumor measurements from baseline Source: Images provided by Memorial Sloan Kettering Cancer Center 33 y.o. Female Patient with EML4-RET Fusion-Positive NSCLC: Target Lesion Response to RXDX-105

Baseline Cycle 2 33 y.o. Female Patient with EML4-RET Fusion-Positive NSCLC: Intracranial Response to RXDX-105 Source: Images provided by Memorial Sloan Kettering Cancer Center

Benchmark vs. MKIs in RET Fusion-Positive NSCLC Note: ORR is in the eligible population; PFS is in the ITT population; DOT = duration of treatment; Data as of November 2016 Source: ASCO, ESMO, ENA Agents RETi Naïve Patients ORR Responses / RET fusion-positive NSCLC patients Median PFS Source Cabozantinib* Yes 28% 7 / 25 5.5 mos. Drilon et al, Lancet 2016 Vandetanib* study 1 Yes 53% 9 / 17 4.7 mos. Yoh et al, Lancet Respir Med 2017 Vandetanib* study 2 Yes 18% 3 / 17 4.5 mos. Lee et al, Annals of Oncology 2016 Lenvatinib** No 16% 4 / 25 7.3 mos. ESMO 2016 RXDX-105 Yes 57% 4 / 7 All responder patients with RET fusions are ongoing (DOR 2+ to 7+ months) ENA 2016 * Both cabozantinib and vandetanib are on the NCCN Guidelines ** Only lenvatinib is being actively developed in a company sponsored trial, for patients with RET altered NSCL AdenoCA RXDX-105 is currently on track to achieve target ORR > 50% and PFS > 6 months

RXDX-106 Is a Potent, Selective, Type II Pseudo-Irreversible TYRO3, AXL, MER and c-MET Inhibitor Target Kinase Biochemical IC50 (nM) Cellular IC50 (nM) TYRO3 19 4.9 AXL 7 3.4 MER 29 2.6 c-MET 12 6.0 VEGFR2 960 ND RXDX-106 has nanomolar biochemical activity against TYRO3, AXL, MER (collectively, “TAM”) receptors involved in suppressing anti-tumor immunity across components of the innate immune system The type II pseudo-irreversible (slow inhibitor off-rate of T1/2 > 120 min) profile drives high cellular potency and durable target inhibition Potency against TAM family confers immuno-oncology activity Biochemical and cell-based activity and selectivity of RXDX-106

Working Model of RXDX-106 Immuno-Oncology (I-O) Mechanism Suggests Broad Applicability in Patients with Cancer

Dendritic cell (DC) **T cell**



CD80
CD86
CTLA4
PD-L1
PD-L2
PD1
TAM RTK
TAM Ligand
RXDX-106

- ↑ DC activation
- ↑ T cell response (via increased IFN-γ)
- ↑ Anti-tumor immune response

Macrophage



Gas6
RXDX-106
MER/AXL

- ↓ Phagocytosis
- ↑ Tumor antigen
- ↑ Anti-tumor immune response

Natural killer (NK) cell



RXDX-106
MER/AXL

- ↑ Anti-metastatic
- ↑ Anti-tumor immune response

- The TAM receptors (TYRO3, AXL, MER) and their ligands (Gas6 and Protein S) play a normal role in the immune system by inhibiting the innate inflammatory response to pathogens
- TAM inhibition can release the molecular brakes on innate immunity, potentially complementing or augmenting current adaptive I-O approaches such as checkpoint inhibitors

- D. Graham *et al*, Nature Reviews Cancer, vol 14, 2014
- A. Zagórska *et al*, Nature Immunology, vol 15, 2014
- G. Lemke, Cold Spring Harb Perspect Biol, 2013

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RXDX-106 Inhibits Tumor Growth in vivo as Single Agent and in Combination with Anti-PD-1 Antibody Inhibited growth of CT-26 colon carcinoma compared to control in an in vivo syngeneic mouse model Combination with murine anti-PD-1 antibody showed further reduction of tumor growth Potentiated anti-PD-1 Ab to produce IFN-g to stimulate T cells

2017 Corporate Milestones & Clinical Updates 2030 Vision Entrectinib STARTRK-1/ALKA Ph 1 data update, 1Q17 Continue to enroll STARTRK-2 global potentially registration-enabling study, ongoing STARTRK-2 interim data (after consultation with FDA) + entrectinib commercial roadmap, 2Q17 Pipeline RXDX-105 Ph 1b basket study data update, 2H17 RXDX-106 Ph 1 trial initiation, 2H17 2011 – 2015 Advance clinical pipeline 2016 – 2020 Commercialize Rx/Dx products 2021 – 2025 Scale pipeline revenue 2026 – 2030 Drive sustainable profitability Leading Precision Medicine Company that Eradicates Residual Disease

Key Company Highlights Robust pipeline of molecularly targeted therapies Entrectinib: Achieved ORR of 79% in patients with TRK, ROS1 or ALK fusion-positive extracranial disease (n = 24) and achieved both complete and durable responses in patients with CNS disease in Ph 1 studies RXDX-105: Now a 2nd targeted therapy program with strong clinical proof-of-concept, achieving a preliminary ORR of 56% (n = 9) in patients with RET fusion-positive solid tumors in Ph 1/1b study RXDX-106: Promising preclinical efficacy both as an immunomodulator and as a targeted therapy Integrated approach to Rx/Dx development CAP-accredited, CLIA-certified, QSR-compliant diagnostic lab with multi-modality assays Internal Dx allows Ignyta to illuminate the molecular drivers of cancer and quickly advance the most appropriate molecularly targeted therapies to address them Multiple near-term catalysts to drive value Utilizing basket study designs for resource-efficient clinical development plans to generate multiple clinical data readouts in next 12 months, while building long-term value for patients and stockholders Experienced leadership team Breadth and depth of expertise in clinical/preclinical development, regulatory affairs, commercial, and other key technical and business disciplines